NUMBER                                                              SHARES

-------------                                                      -------------


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK
                                 PAR VALUE $1.00

                                    SYNALLOY
                                   CORPORATION
                                 See Reverse for
                               certain definitions
                                CUSIP 871565 10 7


This certifies that_____________________________________ is the owner of _______
________________________________________________  FULL-PAID  AND  NON-ASSESSABLE
SHARES OF THE PAR VALUE OF $1.00 EACH OF THE COMMON STOCK OF Synalloy Corporation (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated: ---------------

                                   [SEAL]
------------------------------            --------------------------------------
         SECRETARY                            PRESIDENT


        COUNTERSIGNED AND REGISTERED:  AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    (NEW YORK, NEW YORK)


                                        BY:_____________________________________
                                              TRANSFER AGENT AND REGISTRAR,
                                                   AUTHORIZED SIGNATURE

                              SYNALLOY CORPORATION

         A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AUTHORIZED TO BE ISSUED, AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE PREFERRED SHARES AUTHORIZED TO BE ISSUED IN SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES MAY BE OBTAINED UPON REQUEST AND WITHOUT CHARGE FROM ANY TRANSFER AGENT OR FROM THE SECRETARY OF THE COMPANY.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  - as tenants in common             UNIF GIFT MIN ACT-
 ..............Custodian..............
   TEN ENT  - as tenants by the entireties                               (Cust)
(Minor)
   JT TEN   - as joint tenants with right of                             under
Uniform Gifts to Minors
              survivorship and not as tenants
Act..........................
              in common
(State)

         Additional abbreviations may also be used though not in the above list.

         For value received,_______________________________  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------------

-----------------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated -----------

                                  ----------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                                  ----------------------------------------------
                     SIGNATURE(S) GUARANTEED:   THE   SIGNATURE(S)   SHOULD   BE
                                  GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


         The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Adverse Person or an Affiliate or Associate of an Acquiring Person or an Adverse Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.